Shutterfly Announces First Quarter 2017 Financial Results

REDWOOD CITY, Calif. April 25, 2017 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading online retailer and manufacturer of high-quality personalized products and services, today announced financial results for the first quarter ended March 31, 2017.

“In the first quarter, we announced a major initiative to simplify our business over the course of 2017, focusing our resources on our industry-leading Shutterfly and Tiny Prints Consumer brands and our Enterprise business, and bringing all of our Consumer brands together on a single platform,” said Christopher North, President and Chief Executive Officer. “I’m pleased to report that we’re making good progress in both the restructuring and the migration to a single platform, and remain on track to complete migration prior to our peak season in the fourth quarter.”

“The team delivered good results for the first quarter, led by continued growth in our flagship Shutterfly brand and in Shutterfly Business Solutions. At the same time, we added new features and products to our mobile apps, improved the speed and reliability of our Shutterfly website, launched several new products in the Home Décor, Personalized Gifts, and Wedding categories, and completed the migration of active customers to our Shutterfly Photos cloud photo management service, migrating millions of additional users and billions of images in the quarter.”

First Quarter 2017 Financial Highlights

●	Net revenues totaled $192.0 million, a 6% year-over-year increase.

●	Consumer net revenues totaled $160.7 million, a 3% year-over-year increase.

●	Shutterfly Business Solutions net revenues totaled $31.3 million, a 19% year-over-year increase.

●	Operating loss totaled $49.8 million. Excluding $9.0 million of restructuring charges, operating loss totaled $40.8 million.

●	Adjusted EBITDA loss was $7.2 million. Excluding $5.3 million of restructuring charges, adjusted EBITDA loss was $1.9 million.

●	Net loss was $33.2 million or $0.98 per share. Excluding $5.0 million of after tax restructuring charges, net loss was $28.2 million or $0.84 per share.

Business Outlook [1]
Second Quarter 2017:

●	Net revenues to range from $205.0 million to $212.0 million.

●	Gross profit margin to range from 43.0% to 43.5% of net revenues.

●	Operating loss to range from $24.5 million to $21.0 million.

●	Effective tax rate of 38.5%.

●	Net loss per share to range from $0.55 to $0.50.

●	Weighted average shares of approximately 33.6 million.

●	Adjusted EBITDA to range from $14.0 million to $17.5 million.

Full Year 2017:

●	Net revenues to range from $1.135 billion to $1.165 billion.[2]

●	Gross profit margin to range from 49.0% to 50.0% of net revenues.

●	Operating income to range from $48.5 million to $68.5 million.

●	Effective tax rate of 37.5%.

●	Net income per share to range from $0.45 to $0.80.

●	Weighted average shares of approximately 34.5 million.

●	Adjusted EBITDA to range from $210.0 million to $230.0 million.

●	Capital expenditures to be approximately $75.0 million.

[1] Excludes full year restructuring charges ranging from $15 million to $20 million as well as any costs related to refinancing our convertible debt.
[2] In 2017, net revenues from SBS segment to increase 20% over 2016.

Notes to the First Quarter 2017 Financial Results and Operating Metrics and 2017 Business Outlook
Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization, stock-based compensation and restructuring.
Adjusted EBITDA minus capital expenditures is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs. This measure was referred to as "free cash flow" prior to the fourth quarter of 2016.
Consumer segment includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue. Consumer also includes net revenues from advertising and sponsorship programs.
Shutterfly Business Solutions (SBS) includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.
Average Order Value (AOV) is defined as total net revenues (excluding SBS) divided by total orders.
The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

First Quarter Conference Call
Management will review the first quarter 2017 financial results and its expectations for the second quarter and full year 2017 on a conference call on Tuesday, April 25, 2017 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterflyinc.com. In the Investor Relations area, click on the link provided for the webcast, or dial (888) 317-6003 or (412) 317-6061, and enter the conference access code 4134294.  The webcast will be archived and available at http://www.shutterflyinc.com in the investor relations section.  A replay of the conference call will be available through Tuesday, May 9, 2017. To hear the replay, please dial (877) 344-7529 or (412) 317-0088, and enter access code 10104895.

Non-GAAP Financial Information
This press release contains non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP net income (loss) and net income (loss) per share, adjusted EBITDA, and adjusted EBITDA minus capital expenditures. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), or net income (loss) determined in accordance with

GAAP. For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements
This media release contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements about the status of our restructuring, our plans for 2017 and beyond, and our business outlook for the second quarter and full year 2017 and statements about historical results that may suggest trends for our business. You can identify these statements by the use of terminology such as “guidance”, “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, decreased consumer discretionary spending as a result of general economic conditions; our ability to expand our customer base and increase sales to existing customers; our ability to meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis, including our next generation Shutterfly platform; unforeseen difficulties executing on planned strategic restructuring activities; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our SEC filings, including our most recent Form 10-K and 10-Q, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and the company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services. Founded in 1999, the Shutterfly, Inc. brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; BorrowLenses, the premier online marketplace for photographic and video equipment rentals; and GrooveBook, an iPhone and Android app and subscription service that prints up to 100 mobile phone photos in a GrooveBook and mails it to customers every month. For more information about Shutterfly, Inc. (SFLY), visit www.shutterflyinc.com.

Contacts Investor Relations: Shawn Tabak, 650-610-6026 stabak@shutterfly.com	Media Relations: Nicole Stier, 650-610-6013 nstier@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016

Net revenues	$191,972	$181,709
Cost of net revenues	116,119	108,723
Restructuring	1,240	—
Gross profit	74,613	72,986
Operating expenses:
Technology and development	45,955	38,269
Sales and marketing	42,887	45,842
General and administrative	27,795	30,689
Restructuring	7,736	—
Total operating expenses	124,373	114,800
Loss from operations	(49,760)	(41,814)
Interest expense	(5,964)	(5,675)
Interest and other income, net	189	121
Loss before income taxes	(55,535)	(47,368)
Benefit from income taxes	22,341	17,932
Net loss	$(33,194)	$(29,436)

Net loss per share - basic and diluted	$(0.98)	$(0.85)

Weighted-average shares outstanding - basic and diluted	33,712	34,596

Stock-based compensation is allocated as follows:
Cost of net revenues	$1,169	$1,224
Technology and development	2,696	459
Sales and marketing	3,173	4,279
General and administrative	4,467	4,188
Restructuring	814	—
	$12,319	$10,150

Depreciation and amortization is allocated as follows:
Cost of net revenues	$14,983	$13,542
Technology and development	7,789	8,393
Sales and marketing	3,094	4,715
General and administrative	1,498	2,464
Restructuring	2,842	—
	$30,206	$29,114

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$161,515	$289,224
Short-term investments	45,005	26,352
Accounts receivable, net	33,243	57,365
Inventories	9,664	11,751
Prepaid expenses and other current assets	59,941	48,084
Total current assets	309,368	432,776
Long-term investments	15,903	14,479
Property and equipment, net	266,844	284,110
Intangible assets, net	39,378	43,420
Goodwill	408,975	408,975
Other assets	11,597	11,816
Total assets	$1,052,065	$1,195,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,067	$58,790
Accrued liabilities	79,217	138,869
Deferred revenue, current portion	22,225	22,929
Total current liabilities	115,509	220,588
Convertible senior notes, net	282,527	278,792
Other liabilities	112,217	137,035
Total liabilities	510,253	636,415
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 33,729 and 33,637 shares issued and outstanding on March 31, 2017 and December 31, 2016, respectively	3	3
Additional paid-in capital	962,558	949,864
Accumulated other comprehensive loss	(35)	(32)
Accumulated deficit	(420,714)	(390,674)
Total stockholders' equity	541,812	559,161
Total liabilities and stockholders' equity	$1,052,065	$1,195,576

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(33,194)	$(29,436)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	23,024	22,995
Amortization of intangible assets	4,340	6,119
Amortization of debt discount and issuance costs	3,735	3,532
Stock-based compensation, net of forfeitures	11,505	10,150
Loss on disposal of property and equipment	172	218
Deferred income taxes	2,358	3,637
Tax benefit from stock-based compensation	—	5,638
Excess tax benefits from stock-based compensation	—	(6,859)
Restructuring	7,868	—
Changes in operating assets and liabilities:
Accounts receivable	24,122	25,137
Inventories	847	1,457
Prepaid expenses and other assets	(11,577)	(26,607)
Accounts payable	(44,655)	(17,080)
Accrued and other liabilities	(60,931)	(81,511)
Net cash used in operating activities	(72,386)	(82,610)

Cash flows from investing activities:
Purchases of property and equipment	(3,517)	(10,131)
Capitalization of software and website development costs	(7,602)	(8,639)
Purchases of investments	(26,304)	(8,026)
Proceeds from the maturities of investments	6,214	11,615
Proceeds from sale of property and equipment	70	39
Net cash used in investing activities	(31,139)	(15,142)

Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	117	491
Repurchases of common stock	(20,000)	(47,461)
Excess tax benefits from stock-based compensation	—	6,859
Principal payments of capital lease and financing obligations	(4,301)	(3,772)
Payment for contingent consideration liabilities	—	(1,313)
Net cash used in financing activities	(24,184)	(45,196)

Net decrease in cash and cash equivalents	(127,709)	(142,948)
Cash and cash equivalents, beginning of period	289,224	288,863
Cash and cash equivalents, end of period	$161,515	$145,915

Supplemental schedule of non-cash investing / financing activities:
Net decrease in accrued purchases of property and equipment	$(1,848)	$(4,634)
Net increase (decrease) in accrued capitalized software and website development costs	124	(471)
Stock-based compensation capitalized with software and website development costs	258	537

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	March 31,
	2017	2016
Consumer Metrics
Customers	3,364,799	3,322,343
year-over-year growth	1%

Orders	5,535,344	5,541,351
year-over-year growth	0%

Average order value [1]	$29.02	$28.04
year-over-year growth	3%

[1] Average order value excludes Shutterfly Business Solutions revenue.

Shutterfly, Inc.
Segment Disclosure
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2017	2016
Consumer
Net revenues	$160,645	$155,381
Cost of net revenues	89,854	86,337
Restructuring	1,240	—
Gross profit	69,551	69,044
Consumer gross profit margin	43.3%	44.4%

Shutterfly Business Solutions (SBS)
Net revenues	31,327	26,328
Cost of net revenues	23,838	19,710
Gross profit	7,489	6,618
SBS gross profit margin	23.9%	25.1%

Corporate [1]
Net revenues	—	—
Cost of net revenues	2,427	2,676
Gross profit	(2,427)	(2,676)

Consolidated
Net revenues	191,972	181,709
Cost of net revenues	116,119	108,723
Restructuring	1,240	—
Gross profit	$74,613	$72,986

Gross profit margin	38.9%	40.2%

Gross profit margin excluding restructuring	39.5%	40.2%

[1] Corporate category includes activities that are not directly attributable or allocable to a specific segment. This category consists of stock-based compensation and amortization of intangible assets.

Shutterfly, Inc.
Restructuring
(In thousands)
(Unaudited)

Three Months Ended
March 31, 2017
Restructuring:
Property, plant and equipment	$3,819
Employee costs	3,798
Inventory	1,240
Other costs	119
Total	$8,976

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss) and Non-GAAP Net Income (Loss) per Share
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2016	2016	2016	2016	2017	2016

GAAP net income (loss)	$(29,436)	$(16,485)	$(29,155)	$90,982	$(33,194)	$15,906
Restructuring	—	—	—	—	8,976	—
Tax (benefit) provision restructuring impact	—	—	—	—	(3,948)	—
Non-GAAP net income (loss)	$(29,436)	$(16,485)	$(29,155)	$90,982	$(28,166)	$15,906

GAAP diluted shares outstanding	34,596	34,177	33,932	34,625	33,712	35,190
Non-GAAP diluted shares outstanding	34,596	34,177	33,932	34,625	33,712	35,190

GAAP net income (loss) per share	$(0.85)	$(0.48)	$(0.86)	$2.63	$(0.98)	$0.45
Non-GAAP net income (loss) per share	$(0.85)	$(0.48)	$(0.86)	$2.63	$(0.84)	$0.45

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2016	2016	2016	2016	2017	2016

GAAP net income (loss)	$(29,436)	$(16,485)	$(29,155)	$90,982	$(33,194)	$15,906
Interest expense	5,675	5,661	5,726	5,961	5,964	23,023
Interest and other income, net	(121)	(128)	(130)	(122)	(189)	(501)
Tax (benefit) provision	(17,932)	(10,123)	(18,235)	56,972	(22,341)	10,682
Depreciation and amortization	29,114	28,357	27,587	28,593	27,364	113,651
Stock-based compensation	10,150	10,924	12,214	12,404	11,505	45,692
Restructuring	—	—	—	—	8,976	—
Non-GAAP Adjusted EBITDA	$(2,550)	$18,206	$(1,993)	$194,790	$(1,915)	$208,453

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Adjusted EBITDA minus Capital Expenditures
(In thousands)
(Unaudited)

	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2016 [2]	2016	2016	2016	2017	2016

Net cash provided by (used in) operating activities	$(82,610)	$16,916	$(4,881)	$263,998	$(72,386)	$193,423
Interest expense	5,675	5,661	5,726	5,961	5,964	23,023
Interest and other income, net	(121)	(128)	(130)	(122)	(189)	(501)
Tax (benefit) provision	(17,932)	(10,123)	(18,235)	56,972	(22,341)	10,682
Changes in operating assets and liabilities	98,604	2,374	29,155	(126,361)	92,194	3,772
Other adjustments	(6,166)	3,506	(13,628)	(5,658)	(6,265)	(21,946)
Cash restructuring	—	—	—	—	1,108	—
Non-GAAP Adjusted EBITDA	(2,550)	18,206	(1,993)	194,790	(1,915)	208,453
Less: Purchases of property and equipment	(5,497)	(22,005)	(14,957)	(9,792)	(1,669)	(52,251)
Less: Capitalized technology & development costs	(8,168)	(10,052)	(8,819)	(6,065)	(7,726)	(33,104)
Add: Capex adjustments [1]	—	9,827	—	—	—	9,827
Adjusted EBITDA minus capital expenditures	$(16,215)	$(4,024)	$(25,769)	$178,933	$(11,310)	$132,925

[1] In the second quarter of 2016, the Company acquired and immediately sold $9.8 million of printers.
[2] The Company reclassified an immaterial contingent consideration payment (to Groovebook Founders) in the first quarter of 2016 between operating and financing activities within the cash flow statement.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures
(In millions, except per share amounts)

	Forward-Looking Guidance [1]
	Three Months Ending June 30, 2017		Twelve Months Ending December 31, 2017
	Low	High	Low	High

Net revenues [2]	$205.0	$212.0	$1,135.0	$1,165.0

Gross profit margin	43.0%	43.5%	49.0%	50.0%

Operating income (loss)	($24.5)	($21.0)	$48.5	$68.5
Operating margin	(11.9%)	(9.9%)	4.3%	5.9%

Operating income (loss)	($24.5)	($21.0)	$48.5	$68.5
Stock-based compensation	$11.4	$11.4	$49.0	$49.0
Amortization of intangible assets	$3.9	$3.9	$14.9	$14.9
Depreciation	$23.2	$23.2	$97.6	$97.6
Adjusted EBITDA	$14.0	$17.5	$210.0	$230.0
Adjusted EBITDA margin	6.8%	8.2%	18.5%	19.7%

Capital expenditures			$75.0	$75.0
Capital expenditures as % of net revenues			6.6%	6.4%

Adjusted EBITDA minus capital expenditures			$135.0	$155.0
Adjusted EBITDA minus capital expenditures as % of net revenues			11.9%	13.3%

Tax rate	38.5%	38.5%	37.5%	37.5%

Net income (loss) per share
Basic	($0.55)	($0.50)	—	—
Diluted	—	—	$0.45	$0.80

Weighted average shares
Basic	33.6	33.6	—	—
Diluted	—	—	34.5	34.5

[1] Excludes full year 2017 expected restructuring charges ranging from $15 million to $20 million as well as any costs related to refinancing our convertible debt.
[2] In 2017, net revenues from SBS Segment to increase 20% over 2016.